Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2016

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of April 25, 2016, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF First-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2016

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2016	5
CFC Insurance Subsidiaries – Selected Balance Sheet Data	6

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	7
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	8
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	9
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	10
Direct Written Premiums by Risk State by Line of Business	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	13
Loss and Loss Expense Analysis – Three Months Ended March 31, 2016	14

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	15
Quarterly Property Casualty Data – Commercial Lines	16
Quarterly Property Casualty Data – Personal Lines	17
Quarterly Property Casualty Data – Excess & Surplus Lines	18

Life Insurance Operations
Statutory Statements of Income	19

CINF First-Quarter 2016 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF First-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	First Quarter 2016
(all data shown is for the three months ended or as of March 31, 2016)

(Dollars in millions except per share data)	3/31/2016	Year over year change %			3/31/2016	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$827	6		Commercial lines loss and loss expenses	$469	(1)
Personal lines net written premiums	256	6		Personal lines loss and loss expenses	173	(9)
Excess & surplus lines net written premiums	45	7		Excess & surplus lines loss and loss expenses	13	(46)
Cincinnati Re net written premiums	19	nm		Cincinnati Re loss and loss expenses	6	nm
Property casualty net written premiums	$1,147	8		Life and health contract holders' benefits incurred	63	5
Life and accident and health net written premiums	$58	7		Underwriting, acquisition and insurance expenses	360	4
Annuity net written premiums	12	49		Interest expenses	13	0
Life, annuity and accident and health net written premiums	$70	12		Other operating expenses	2	(50)
Commercial lines net earned premiums	$760	4		Total benefits & expenses	$1,099	(1)
Personal lines net earned premiums	283	6		Income before income taxes	265	52
Excess & surplus lines net earned premiums	43	8		Total income tax	77	67
Cincinnati Re net earned premiums	10	nm
Property casualty net earned premiums	$1,096	5		Balance Sheet:
Life and accident and health net earned premiums	58	9
Investment income	145	4		Fixed maturity investments	$9,884
Realized investment gains and losses, net	61	30		Equity securities	4,941
Fee revenue	3	0		Other investments	64
Other revenue	1	(50)		Total invested assets	$14,889
Total revenues	1,364	6
				Loss and loss expense reserves	$4,804
				Life policy and investment contract reserves	2,601
				Long-term debt and capital lease obligations	825
Income:				Shareholders' equity	6,735

Operating income	$148	53		Key ratios:
Realized investment gains and losses, net	40	29
Net income	188	47		Commercial lines GAAP combined ratio	93.6%
				Personal lines GAAP combined ratio	90.1
				Excess & surplus lines GAAP combined ratio	61.1
				Property casualty GAAP combined ratio	91.4
Per share (diluted):
				Commercial lines STAT combined ratio	91.4%
Operating income	$0.89	51		Personal lines STAT combined ratio	92.0
Realized investment gains and losses, net	0.24	33		Excess & surplus lines STAT combined ratio	62.0
Net income	1.13	47		Property casualty STAT combined ratio	90.2
Book value	40.96	2
Weighted average shares outstanding	166.0	0		Value creation ratio	5.7%

CINF First-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2016

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,134	$—	$—	$—	$1,134
Life	—	—	69	—	—	69
Premiums ceded	—	(38)	(13)	—	—	(51)
Total earned premium	—	1,096	58	—	—	1,154
Investment income, net of expenses	12	94	39	—	—	145
Realized investment gains, net	17	44	—	—	—	61
Fee revenues	—	2	1	—	—	3
Other revenues	4	—	—	1	(4)	1
Total revenues	$33	$1,236	$98	$1	$(4)	$1,364

Benefits & expenses
Losses & contract holders' benefits	$—	$658	$76	$—	$—	$734
Reinsurance recoveries	—	3	(13)	—	—	(10)
Underwriting, acquisition and insurance expenses	—	341	19	—	—	360
Interest expense	13	—	—	—	—	13
Other operating expenses	6	—	—	—	(4)	2
Total expenses	$19	$1,002	$82	$—	$(4)	$1,099

Income before income taxes	$14	$234	$16	$1	$—	$265

Provision (benefit) for income taxes
Current operating income	$(3)	$51	$(4)	$—	$—	$44
Capital gains/losses	6	15	—	—	—	21
Deferred	(1)	3	10	—	—	12
Total provision for income taxes	$2	$69	$6	$—	$—	$77

Operating income	$1	$136	$10	$1	$—	$148

Net income - current year	$12	$165	$10	$1	$—	$188

Net income - prior year	$—	$115	$10	$1	$2	$128
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF First-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Cincinnati Insurance Consolidated
Fixed maturities (fair value)				$6,607	$6,435	$6,472	$6,435	$6,325
Equities (fair value)				3,222	3,101	2,961	3,108	3,108
Fixed maturities - pretax net unrealized gain				301	234	283	280	387
Equities - pretax net unrealized gain				1,302	1,203	1,063	1,297	1,397
Loss and loss expense reserves - STAT				4,480	4,382	4,366	4,357	4,302
Equity - GAAP				5,655	5,444	5,397	5,485	5,593
Surplus - STAT				4,534	4,413	4,324	4,419	4,436

The Cincinnati Life Insurance Company
Fixed maturities (fair value)				$3,215	$3,154	$3,221	$3,176	$3,199
Equities (fair value)				9	9	9	8	9
Fixed maturities - pretax net unrealized gain				124	76	133	151	220
Equities - pretax net unrealized gain				4	4	4	3	4
Equity - GAAP				911	872	897	896	927
Surplus - STAT				207	208	215	217	219

CINF First-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2016	2015	Change	% Change
Underwriting income
Net premiums written	$1,147	$1,066	$81	8
Unearned premiums increase	51	25	26	104
Earned premiums	$1,096	$1,041	$55	5

Losses incurred	$551	$567	$(16)	(3)
Defense and cost containment expenses incurred	48	60	(12)	(20)
Adjusting and other expenses incurred	62	62	—	—
Other underwriting expenses incurred	339	316	23	7
Workers compensation dividend incurred	4	3	1	33

Total underwriting deductions	$1,004	$1,008	$(4)	—
Net underwriting profit	$92	$33	$59	179

Investment income
Gross investment income earned	$98	$93	$5	5
Net investment income earned	97	91	6	7
Net realized capital gains	31	26	5	19
Net investment gains (net of tax)	$128	$117	$11	9

Other income	$1	$1	$—	—

Net income before federal income taxes	$221	$151	$70	46
Federal and foreign income taxes incurred	$54	$31	$23	74
Net income (statutory)	$167	$120	$47	39
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year losses greater than $5,000,000				$—	$4	$8	$5	$12		$17		$25		$29
Current accident year losses $1,000,000-$5,000,000				42	57	43	24	37		61		104		161
Large loss prior accident year reserve development				—	(3)	19	(4)	15		11		30		27
Total large losses incurred				$42	$58	$70	$25	$64		$89		$159		$217
Losses incurred but not reported				73	20	(31)	38	43		81		50		70
Other losses excluding catastrophe losses				402	406	441	417	418		835		1,276		1,682
Catastrophe losses				33	12	24	78	42		120		144		156
Total losses incurred				$550	$496	$504	$558	$567		$1,125		$1,629		$2,125
Commercial Lines
Current accident year losses greater than $5,000,000				$—	$4	$8	$5	$12		$17		$25		$29
Current accident year losses $1,000,000-$5,000,000				36	48	26	14	24		38		64		112
Large loss prior accident year reserve development				(1)	(3)	17	(4)	15		11		28		25
Total large losses incurred				$35	$49	$51	$15	$51		$66		$117		$166
Losses incurred but not reported				64	20	(17)	17	31		48		31		51
Other losses excluding catastrophe losses				255	253	277	274	272		546		823		1,076
Catastrophe losses				25	7	9	43	29		72		81		88
Total losses incurred				$379	$329	$320	$349	$383		$732		$1,052		$1,381
Personal Lines
Current accident year losses greater than $5,000,000				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1,000,000-$5,000,000				6	8	15	10	12		22		37		45
Large loss prior accident year reserve development				1	—	—	—	—		—		—		—
Total large losses incurred				$7	$8	$15	$10	$12		$22		$37		$45
Losses incurred but not reported				11	9	(12)	14	7		21		9		18
Other losses excluding catastrophe losses				133	141	155	136	134		270		425		566
Catastrophe losses				8	4	15	34	13		47		62		66
Total losses incurred				$159	$162	$173	$194	$166		$360		$533		$695
Excess & Surplus Lines
Current accident year losses greater than $5,000,000				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1,000,000-$5,000,000				—	1	2	—	1		1		3		4
Large loss prior accident year reserve development				—	1	2	—	—		—		2		3
Total large losses incurred				$—	$2	$4	$—	$1		$1		$5		$7
Losses incurred but not reported				(2)	(8)	(2)	7	5		12		10		2
Other losses excluding catastrophe losses				9	7	9	7	12		19		28		35
Catastrophe losses				—	—	—	1	—		1		1		1
Total losses incurred				$7	$1	$11	$15	$18		$33		$44		$45

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year losses greater than $5,000,000				—%	0.5%	0.7%	0.5%	1.0%		0.8%		0.8%		0.7%
Current accident year losses $1,000,000-$5,000,000				3.8	5.2	4.1	2.1	3.6		2.9		3.3		3.8
Large loss prior accident year reserve development				—	(0.2)	1.7	(0.3)	1.4		0.5		0.9		0.6
Total large loss ratio				3.8%	5.5%	6.5%	2.3%	6.0%		4.2%		5.0%		5.1%
Losses incurred but not reported				6.6	1.9	(2.9)	3.6	4.2		3.9		1.6		1.6
Other losses excluding catastrophe losses				36.8	36.9	40.9	39.6	40.1		39.8		40.2		39.5
Catastrophe losses				3.0	1.0	2.3	7.3	4.1		5.7		4.5		3.6
Total loss ratio				50.2%	45.3%	46.8%	52.8%	54.4%		53.6%		51.3%		49.8%
Commercial Lines
Current accident year losses greater than $5,000,000				—%	0.7%	1.0%	0.7%	1.6%		1.2%		1.1%		1.0%
Current accident year losses $1,000,000-$5,000,000				4.8	6.2	3.7	1.7	3.3		2.6		2.9		3.7
Large loss prior accident year reserve development				(0.2)	(0.4)	2.3	(0.5)	2.0		0.7		1.3		0.8
Total large loss ratio				4.6%	6.5%	7.0%	1.9%	6.9%		4.5%		5.3%		5.5%
Losses incurred but not reported				8.4	2.8	(2.4)	2.2	4.3		3.2		1.3		1.7
Other losses excluding catastrophe losses				33.6	33.1	36.3	37.0	37.1		37.0		36.8		35.9
Catastrophe losses				3.3	0.9	1.3	5.8	4.0		4.9		3.7		3.0
Total loss ratio				49.9%	43.3%	42.2%	46.9%	52.3%		49.6%		47.1%		46.1%
Personal Lines
Current accident year losses greater than $5,000,000				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1,000,000-$5,000,000				1.9	3.1	5.2	3.5	4.5		4.1		4.5		4.1
Large loss prior accident year reserve development				0.5	—	(0.2)	0.1	—		—		—		—
Total large loss ratio				2.4%	3.1%	5.0%	3.6%	4.5%		4.1%		4.5%		4.1%
Losses incurred but not reported				3.8	3.1	(4.2)	5.1	2.7		3.9		1.1		1.6
Other losses excluding catastrophe losses				47.1	49.9	56.3	50.0	49.9		49.8		52.0		51.6
Catastrophe losses				2.9	1.6	5.4	12.5	4.9		8.7		7.6		6.0
Total loss ratio				56.2%	57.7%	62.5%	71.2%	62.0%		66.5%		65.2%		63.3%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1,000,000-$5,000,000				—	2.3	4.8	—	2.5		1.2		2.5		2.4
Large loss prior accident year reserve development				(0.4)	1.5	5.0	—	—		—		1.7		1.7
Total large loss ratio				(0.4)%	3.8%	9.8%	—%	2.5%		1.2%		4.2%		4.1%
Losses incurred but not reported				(5.4)	(19.5)	(4.4)	18.3	11.8		15.1		8.4		1.0
Other losses excluding catastrophe losses				20.8	16.8	21.2	17.5	29.9		23.5		22.7		21.2
Catastrophe losses				0.1	—	0.3	0.4	0.8		0.6		0.5		0.4
Total loss ratio				15.1%	1.1%	26.9%	36.2%	45.0%		40.4%		35.8%		26.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF First-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year reported losses greater than $5,000,000				—	1	1	1	2		3		4		5
Current accident year reported losses $1,000,000 - $5,000,000				27	37	28	14	27		42		74		112
Prior accident year reported losses on large losses				10	8	6	9	15		27		35		46
Non-Catastrophe reported losses on large losses total				37	46	35	24	44		72		113		163
Commercial Lines
Current accident year reported losses greater than $5,000,000				—	1	1	1	2		3		4		5
Current accident year reported losses $1,000,000 - $5,000,000				23	29	17	9	18		26		46		77
Prior accident year reported losses on large losses				8	6	5	9	14		26		32		41
Non-Catastrophe reported losses on large losses total				31	36	23	19	34		55		82		123
Personal Lines
Current accident year reported losses greater than $5,000,000				—	—	—	—	—		—		—		—
Current accident year reported losses $1,000,000 - $5,000,000				4	7	9	5	8		15		25		31
Prior accident year reported losses on large losses				2	1	—	—	1		1		1		2
Non-Catastrophe reported losses on large losses total				6	8	9	5	9		16		26		33
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000				—	—	—	—	—		—		—		—
Current accident year reported losses $1,000,000 - $5,000,000				—	1	2	—	1		1		3		4
Prior accident year reported losses on large losses				—	1	1	—	—		—		2		3
Non-Catastrophe reported losses on large losses total				—	2	3	—	1		1		5		7
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Three Months Ended March 31, 2016
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2016	2015
										Total	Total

OH	$41.5	$34.9	$22.2	$—	$8.8	$27.8	$22.3	$7.8	$3.6	$168.9	$160.5	8.1	0.4	4.5	5.2
IL	18.5	15.0	9.0	14.6	3.7	6.9	6.4	1.8	3.9	79.8	77.1	5.4	(3.2)	3.2	3.6
IN	17.5	14.9	9.5	10.5	3.1	7.4	7.6	1.8	2.7	75.0	71.9	5.5	—	12.2	4.4
PA	16.9	12.9	11.0	14.1	2.9	3.3	2.4	1.0	1.9	66.4	64.4	2.7	—	24.9	2.9
GA	11.0	9.8	7.6	3.7	3.1	10.7	9.9	2.6	3.7	62.1	57.7	6.0	7.6	33.2	7.9
NC	12.7	14.0	6.3	5.4	3.0	8.4	6.9	2.0	1.7	60.4	55.2	9.5	9.5	5.3	9.4
MI	11.3	9.8	6.2	5.9	2.7	12.6	7.5	1.2	1.6	58.8	54.5	5.5	15.1	(23.4)	7.7
TN	11.9	11.3	5.6	2.9	2.7	4.6	5.3	1.3	1.3	46.9	42.9	9.4	7.7	17.7	9.2
KY	8.0	9.8	6.0	0.8	1.8	6.4	6.0	1.4	1.2	41.4	39.6	4.8	3.7	3.6	4.4
WI	10.1	7.7	4.4	9.1	1.8	1.8	2.0	0.8	1.0	38.7	36.4	6.2	3.9	23.7	6.3
VA	9.1	8.4	5.7	5.2	2.5	2.9	2.2	0.7	1.1	37.8	37.3	1.3	5.4	(15.1)	1.4
AL	6.9	8.7	3.7	0.1	2.0	5.2	7.3	1.5	1.7	37.1	37.5	(3.3)	3.1	(10.6)	(1.3)
MN	9.1	6.3	3.2	4.1	1.3	4.1	4.0	0.9	1.6	34.6	34.6	(0.9)	(2.2)	36.4	—
MO	7.6	8.4	4.4	4.1	1.3	1.6	2.2	0.5	2.0	32.1	30.5	3.6	13.9	11.4	5.3
TX	11.6	6.5	7.4	0.5	1.2	—	—	—	3.7	30.9	29.6	5.7	132.9	(7.6)	3.9
MD	5.6	3.0	3.8	2.9	0.8	2.3	1.7	0.5	0.8	21.4	20.0	3.8	24.5	7.3	7.7
NY	7.8	4.4	2.6	1.3	0.7	1.6	1.3	0.6	—	20.3	17.2	10.0	121.4	(104.5)	17.4
AR	3.4	5.6	2.2	0.6	1.3	2.5	2.6	0.7	0.7	19.6	17.8	10.9	8.6	47.9	11.2
IA	4.7	4.4	1.9	4.3	1.1	1.0	1.1	0.3	0.4	19.2	20.3	(5.6)	0.2	(31.8)	(5.7)
FL	7.2	4.2	2.3	0.3	0.6	1.0	0.4	0.2	1.8	18.0	17.4	0.9	8.0	23.1	3.4
AZ	4.9	3.1	2.9	1.7	0.9	1.5	1.1	0.4	0.8	17.3	15.8	9.6	9.6	0.9	9.1
UT	5.5	2.6	3.5	0.1	1.0	2.2	1.1	0.3	0.9	17.2	15.7	8.4	6.9	22.6	8.8
KS	3.7	4.4	2.2	2.3	0.8	1.1	1.4	0.3	0.7	16.9	16.4	1.7	(2.5)	55.5	2.6
SC	3.1	2.9	2.4	0.9	0.6	2.6	1.8	0.4	1.0	15.7	13.8	11.0	19.1	(3.8)	12.4
MT	5.5	2.9	3.1	—	0.4	0.6	0.6	0.2	0.2	13.5	12.7	7.8	(3.4)	(10.6)	6.2
CO	4.7	2.7	3.1	0.1	0.5	—	0.1	—	1.7	12.9	10.7	16.6	103.9	42.3	19.8
NE	2.6	3.1	1.4	2.7	0.5	0.2	0.2	0.1	0.6	11.4	11.5	(0.7)	(0.1)	(5.1)	(1.0)
ID	3.7	1.9	2.1	0.1	0.6	0.8	0.5	0.1	0.4	10.2	10.0	2.8	2.9	8.8	3.0
OR	2.9	1.8	1.9	—	0.6	0.9	0.4	0.1	1.2	9.8	8.1	18.9	55.7	0.4	20.5
WV	2.5	2.4	1.9	0.4	0.4	—	0.1	—	0.7	8.4	9.0	(6.7)	2.7	(2.8)	(6.2)
ND	3.0	1.7	1.4	—	0.3	0.2	0.2	0.1	0.1	7.0	7.1	(2.0)	12.6	38.3	(1.0)
NM	2.4	1.5	2.0	0.1	0.4	—	—	—	0.1	6.5	5.4	19.6	34.7	(3.4)	18.9
WA	2.2	1.5	1.7	—	0.4	—	—	—	0.4	6.2	5.5	12.0	(100.0)	(0.9)	11.1
VT	1.1	1.4	0.6	1.6	0.6	0.3	0.3	0.1	0.2	6.2	6.3	(4.2)	15.8	32.8	(0.9)
DE	1.7	1.3	0.9	1.1	0.3	—	—	—	0.2	5.5	4.4	21.6	nm	44.6	22.4
NH	1.2	1.0	0.5	1.1	0.3	0.4	0.3	0.1	0.2	5.1	5.2	(0.4)	5.1	(9.1)	0.1
CT	1.1	1.0	0.4	0.4	0.2	0.6	0.6	0.2	0.2	4.7	3.5	13.0	312.0	3.4	43.2
SD	0.8	1.1	0.6	0.9	0.4	—	—	—	0.1	3.9	3.8	5.1	nm	0.5	4.9
WY	0.8	0.7	0.4	—	0.1	—	—	—	0.1	2.1	1.8	16.7	31.6	24.3	17.1
NJ	0.3	0.1	0.1	0.6	—	—	—	—	—	1.1	1.0	45.8	nm	289.8	56.7
All Other	1.1	0.5	0.6	1.7	—	0.2	0.3	—	0.6	5.0	4.6	5.9	(37.7)	26.0	6.9
Total	$287.2	$239.6	$158.7	$106.2	$55.7	$123.7	$108.1	$30.0	$46.8	$1,156.0	$1,094.7	5.4	5.9	6.9	5.6
Other Direct	—	0.6	0.9	1.3	—	2.4	—	—	—	5.2	5.8	(15.5)	(4.7)	nm	(10.8)
Total Direct	$287.2	$240.2	$159.6	$107.5	$55.7	$126.1	$108.1	$30.0	$46.8	$1,161.2	$1,100.5	5.4	5.8	6.9	5.5
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF First-Quarter 2016 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Commercial casualty:
Written premiums				$285	$238	$247	$274	$266		$540		$787		$1,025
Earned premiums				257	257	257	252	244		496		753		1,010
Current accident year before catastrophe losses				60.2%	61.5%	53.6%	59.6%	59.2%		59.4%		57.4%		58.5%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(1.2)	(10.6)	(6.2)	(9.1)	1.1		(4.1)		(4.8)		(6.3)
Prior accident years catastrophe losses				—	—	—	—	—		—		—
Total loss and loss expense ratio				59.0%	50.9%	47.4%	50.5%	60.3%		55.3%		52.6%		52.2%
Commercial property:
Written premiums				$225	$203	$218	$218	$206		$424		$642		$845
Earned premiums				214	211	205	201	196		399		604		815
Current accident year before catastrophe losses				51.4%	44.1%	47.0%	42.1%	53.6%		47.8%		47.5%		46.6%
Current accident year catastrophe losses				13.6	5.0	5.2	19.6	16.7		18.2		13.8		11.5
Prior accident years before catastrophe losses				(1.7)	3.0	(0.2)	(2.0)	(1.9)		(2.0)		(1.4)		(0.3)
Prior accident years catastrophe losses				(2.2)	(1.3)	0.3	0.1	(3.8)		(1.8)		(1.1)		(1.1)
Total loss and loss expense ratio				61.1%	50.8%	52.3%	59.8%	64.6%		62.2%		58.8%		56.7%
Commercial auto:
Written premiums				$158	$140	$137	$149	$149		$298		$435		$575
Earned premiums				144	145	141	139	136		275		416		561
Current accident year before catastrophe losses				77.5%	71.2%	71.4%	75.8%	72.3%		74.1%		73.1%		72.6%
Current accident year catastrophe losses				0.6	0.1	—	1.3	—		0.7		0.5		0.4
Prior accident years before catastrophe losses				5.7	3.0	3.2	8.3	8.6		8.4		6.6		5.7
Prior accident years catastrophe losses				(0.1)	—	(0.1)	(0.2)	(0.1)		(0.2)		(0.1)		(0.1)
Total loss and loss expense ratio				83.7%	74.3%	74.5%	85.2%	80.8%		83.0%		80.1%		78.6%
Workers' compensation:
Written premiums				$105	$81	$83	$89	$104		$193		$276		$357
Earned premiums				89	91	93	90	93		183		276		367
Current accident year before catastrophe losses				73.3%	73.2%	71.1%	77.6%	71.5%		74.5%		73.4%		73.3%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(14.5)	(14.0)	(26.4)	(44.8)	(16.1)		(30.3)		(29.0)		(25.3)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				58.8%	59.2%	44.7%	32.8%	55.4%		44.2%		44.4%		48.0%
Other commercial:
Written premiums				$54	$50	$60	$55	$58		$113		$173		$223
Earned premiums				56	57	61	61	64		125		186		243
Current accident year before catastrophe losses				46.3%	37.3%	45.9%	42.7%	54.4%		48.6%		47.7%		45.3%
Current accident year catastrophe losses				0.6	0.4	1.2	3.4	9.7		6.6		4.9		3.8
Prior accident years before catastrophe losses				(22.9)	(2.9)	(9.8)	(13.6)	(0.2)		(6.7)		(7.7)		(6.6)
Prior accident years catastrophe losses				0.2	(0.7)	(2.1)	1.2	(2.6)		(0.7)		(1.2)		(1.1)
Total loss and loss expense ratio				24.2%	34.1%	35.2%	33.7%	61.3%		47.8%		43.7%		41.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2016 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Personal auto:
Written premiums				$123	$124	$144	$142	$114		$256		$400		$524
Earned premiums				131	130	128	125	123		248		376		506
Current accident year before catastrophe losses				79.1%	76.6%	74.5%	79.7%	81.6%		80.8%		78.6%		78.1%
Current accident year catastrophe losses				1.0	0.7	0.6	2.3	0.2		1.2		1.0		0.9
Prior accident years before catastrophe losses				(6.3)	2.3	1.2	5.8	3.0		4.4		3.3		3.0
Prior accident years catastrophe losses				(0.3)	(0.1)	(0.1)	(0.1)	(0.2)		(0.3)		(0.2)		(0.1)
Total loss and loss expense ratio				73.5%	79.5%	76.2%	87.7%	84.6%		86.1%		82.7%		81.9%
Homeowner:
Written premiums				$103	$112	$132	$132	$98		$230		$362		$474
Earned premiums				119	118	117	114	114		228		345		463
Current accident year before catastrophe losses				51.5%	50.2%	52.8%	52.9%	55.5%		54.1%		53.7%		52.8%
Current accident year catastrophe losses				6.4	3.9	12.6	25.6	12.3		19.0		16.8		13.5
Prior accident years before catastrophe losses				(5.2)	—	(1.0)	(2.4)	(5.1)		(3.7)		(2.8)		(2.1)
Prior accident years catastrophe losses				(1.6)	(0.5)	(0.1)	(0.3)	(1.2)		(0.7)		(0.5)		(0.5)
Total loss and loss expense ratio				51.1%	53.6%	64.3%	75.8%	61.5%		68.7%		67.2%		63.7%
Other personal:
Written premiums				$30	$30	$36	$35	$29		$64		$100		$130
Earned premiums				33	32	32	33	31		64		96		128
Current accident year before catastrophe losses				44.2%	49.9%	70.1%	58.2%	49.6%		53.9%		59.4%		57.0%
Current accident year catastrophe losses				5.8	0.3	1.2	8.4	2.8		5.6		4.1		3.2
Prior accident years before catastrophe losses				(4.6)	4.1	7.6	(4.9)	1.1		(1.9)		1.3		2.0
Prior accident years catastrophe losses				0.3	(0.1)	(0.1)	—	(0.8)		(0.4)		(0.3)		(0.3)
Total loss and loss expense ratio				45.7%	54.2%	78.8%	61.7%	52.7%		57.2%		64.5%		61.9%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Excess & Surplus:
Written premiums				$45	$44	$43	$46	$42		$88		$131		$175
Earned premiums				43	44	42	42	40		82		124		168
Current accident year before catastrophe losses				63.1%	51.3%	56.9%	69.3%	72.1%		70.7%		65.9%		62.1%
Current accident year catastrophe losses				0.3	0.2	0.3	0.6	1.2		0.9		0.7		0.5
Prior accident years before catastrophe losses				(31.5)	(32.5)	(15.4)	(20.2)	(13.6)		(17.0)		(16.4)		(20.6)
Prior accident years catastrophe losses				(0.2)	(0.1)	0.1	(0.1)	(0.3)		(0.2)		(0.1)		(0.1)
Total loss and loss expense ratio				31.7%	18.9%	41.9%	49.6%	59.4%		54.4%		50.1%		41.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2016
Commercial casualty	$60	$39	$99	$19	$32	$—	$51	$79	$32	$39	$150
Commercial property	98	9	107	(6)	19	10	23	92	19	19	130
Commercial auto	83	15	98	7	12	4	23	90	12	19	121
Workers' compensation	44	9	53	(10)	8	2	—	34	8	11	53
Other commercial	19	5	24	(13)	—	(2)	(15)	6	—	3	9
Total commercial lines	304	77	381	(3)	71	14	82	301	71	91	463

Personal auto	87	16	103	(3)	8	(10)	(5)	84	8	6	98
Homeowners	51	7	58	—	3	—	3	51	3	7	61
Other personal	14	1	15	(1)	1	(1)	(1)	13	1	—	14
Total personal lines	152	24	176	(4)	12	(11)	(3)	148	12	13	173

Excess & surplus lines	6	5	11	3	(2)	2	3	9	(2)	7	14
Cincinnati Re	—	—	—	1	7	—	8	1	7	—	8
Total property casualty	$462	$106	$568	$(3)	$88	$5	$90	$459	$88	$111	$658

Ceded loss and loss expense incurred for the three months ended March 31, 2016
Commercial casualty	$—	$—	$—	$—	$(3)	$1	$(2)	$—	$(3)	$1	$(2)
Commercial property	—	—	—	—	—	—	—	—	—	—	—
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	1	4	(1)	(2)	—	(3)	2	(2)	1	1
Other commercial	1	—	1	(6)	—	—	(6)	(5)	—	—	(5)
Total commercial lines	4	1	5	(7)	(5)	1	(11)	(3)	(5)	2	(6)

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	—	—	—	—	—	—	—	—	—	—	—
Other personal	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Total personal lines	1	—	1	—	(1)	—	(1)	1	(1)	—	—

Excess & surplus lines	—	—	—	—	1	—	1	—	1	—	1
Cincinnati Re	—	—	—	—	2	—	2	—	2	—	2
Total property casualty	$5	$1	$6	$(7)	$(3)	$1	$(9)	$(2)	$(3)	$2	$(3)

Net loss and loss expense incurred for the three months ended March 31, 2016
Commercial casualty	$60	$39	$99	$19	$35	$(1)	$53	$79	$35	$38	$152
Commercial property	98	9	107	(6)	19	10	23	92	19	19	130
Commercial auto	83	15	98	7	12	4	23	90	12	19	121
Workers' compensation	41	8	49	(9)	10	2	3	32	10	10	52
Other commercial	18	5	23	(7)	—	(2)	(9)	11	—	3	14
Total commercial lines	300	76	376	4	76	13	93	304	76	89	469

Personal auto	86	16	102	(3)	8	(10)	(5)	83	8	6	97
Homeowners	51	7	58	—	3	—	3	51	3	7	61
Other personal	14	1	15	(1)	2	(1)	—	13	2	—	15
Total personal lines	151	24	175	(4)	13	(11)	(2)	147	13	13	173

Excess & surplus lines	6	5	11	3	(3)	2	2	9	(3)	7	13
Cincinnati Re	—	—	—	1	5	—	6	1	5	—	6
Total property casualty	$457	$105	$562	$4	$91	$4	$99	$461	$91	$109	$661

CINF First-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums				$1,028	$925	$999	$1,018	$983		$2,001		$3,000		$3,925
Agency new business written premiums				125	140	138	138	116		254		392		532
Cincinnati Re net written premiums				19	33	—	—	—		—		—		33
Other written premiums				(25)	(43)	(39)	(14)	(33)		(47)		(86)		(129)
Net written premiums – statutory*				$1,147	$1,055	$1,098	$1,142	$1,066		$2,208		$3,306		$4,361
Unearned premium change				(51)	40	(22)	(83)	(25)		(108)		(130)		(90)
Earned premiums				$1,096	$1,095	$1,076	$1,059	$1,041		$2,100		$3,176		$4,271
Year over year change %
Agency renewal written premiums				5%	2%	4%	5%	3%		4%		4%		3%
Agency new business written premiums				8	15	10	4	(6)		(1)		3		6
Cincinnati Re net written premiums				—	—	—	—	—		—		—		—
Other written premiums				24	(5)	15	44	21		30		24		16
Net written premiums – statutory*				8	7	6	6	3		4		5		5
Paid losses and loss expenses
Losses paid				$457	$498	$511	$501	$448		$949		$1,460		$1,958
Loss expenses paid				105	103	93	97	98		195		288		391
Loss and loss expenses paid				$562	$601	$604	$598	$546		$1,144		$1,748		$2,349
Incurred losses and loss expenses
Loss and loss expense incurred				$661	$616	$613	$654	$689		$1,343		$1,956		$2,572
Loss and loss expenses paid as a % of incurred				85.0%	97.6%	98.5%	91.4%	79.2%		85.2%		89.4%		91.3%
Statutory combined ratio
Loss ratio				50.2%	45.3%	46.8%	52.7%	54.4%		53.6%		51.3%		49.8%
Loss adjustment expense ratio				10.1	11.0	10.1	9.1	11.7		10.3		10.2		10.4
Net underwriting expense ratio				29.9	32.3	30.6	28.9	30.0		29.4		29.8		30.4
Statutory combined ratio				90.2%	88.6%	87.5%	90.7%	96.1%		93.3%		91.3%		90.6%
Contribution from catastrophe losses				3.1	1.2	2.5	7.5	4.1		5.8		4.7		3.7
Statutory combined ratio excl. catastrophe losses				87.1%	87.4%	85.0%	83.2%	92.0%		87.5%		86.6%		86.9%
GAAP combined ratio
GAAP combined ratio				91.4%	87.0%	87.8%	92.4%	97.5%		94.9%		92.5%		91.1%
Contribution from catastrophe losses				3.1	1.2	2.5	7.5	4.1		5.8		4.7		3.7
GAAP combined ratio excl. catastrophe losses				88.3%	85.8%	85.3%	84.9%	93.4%		89.1%		87.8%		87.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums				$758	$649	$678	$699	$730		$1,429		$2,107		$2,756
Agency new business written premiums				87	97	96	93	79		172		268		365
Other written premiums				(18)	(34)	(31)	(5)	(26)		(31)		(62)		(96)
Net written premiums – statutory*				$827	$712	$743	$787	$783		$1,570		$2,313		$3,025
Unearned premium change				(67)	49	14	(42)	(50)		(92)		(78)		(29)
Earned premiums				$760	$761	$757	$745	$733		$1,478		$2,235		$2,996
Year over year change %
Agency renewal written premiums				4%	1%	4%	4%	2%		3%		4%		3%
Agency new business written premiums				10	13	8	(2)	(12)		(7)		(2)		1
Other written premiums				31	(6)	14	69	19		35		26		17
Net written premiums – statutory*				6	2	6	5	2		3		4		4
Paid losses and loss expenses
Losses paid				$300	$331	$324	$329	$303		$632		$956		$1,287
Loss expenses paid				76	76	68	71	73		144		212		288
Loss and loss expenses paid				$376	$407	$392	$400	$376		$776		$1,168		$1,575
Incurred losses and loss expenses
Loss and loss expense incurred				$469	$419	$398	$417	$474		$891		$1,289		$1,708
Loss and loss expenses paid as a % of incurred				80.2%	97.1%	98.5%	95.9%	79.3%		87.1%		90.6%		92.2%
Statutory combined ratio
Loss ratio				49.9%	43.3%	42.2%	46.9%	52.2%		49.6%		47.1%		46.1%
Loss adjustment expense ratio				11.8	11.8	10.2	9.1	12.5		10.7		10.5		10.9
Net underwriting expense ratio				29.7	33.5	32.2	29.9	29.9		29.9		30.6		31.3
Statutory combined ratio				91.4%	88.6%	84.6%	85.9%	94.6%		90.2%		88.2%		88.3%
Contribution from catastrophe losses				3.4	1.0	1.4	5.9	4.0		5.0		3.8		3.1
Statutory combined ratio excl. catastrophe losses				88.0%	87.6%	83.2%	80.0%	90.6%		85.2%		84.4%		85.2%
GAAP combined ratio
GAAP combined ratio				93.6%	86.8%	84.0%	87.2%	96.6%		91.9%		89.2%		88.6%
Contribution from catastrophe losses				3.4	1.0	1.4	5.9	4.0		5.0		3.8		3.1
GAAP combined ratio excl. catastrophe losses				90.2%	85.8%	82.6%	81.3%	92.6%		86.9%		85.4%		85.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums				$236	$245	$288	$285	$223		$508		$796		$1,041
Agency new business written premiums				25	27	30	30	24		54		84		111
Other written premiums				(5)	(6)	(6)	(6)	(6)		(12)		(18)		(24)
Net written premiums – statutory*				$256	$266	$312	$309	$241		$550		$862		$1,128
Unearned premium change				27	14	(35)	(37)	27		(10)		(45)		(31)
Earned premiums				$283	$280	$277	$272	$268		$540		$817		$1,097
Year over year change %
Agency renewal written premiums				6%	5%	4%	3%	2%		3%		3%		4%
Agency new business written premiums				4	13	30	25	14		20		24		21
Other written premiums				17	25	14	—	25		14		14		17
Net written premiums – statutory*				6	7	6	5	4		5		5		6
Paid losses and loss expenses
Losses paid				$151	$160	$180	$165	$139		$304		$484		$644
Loss expenses paid				24	23	20	22	22		44		64		87
Loss and loss expenses paid				$175	$183	$200	$187	$161		$348		$548		$731
Incurred losses and loss expenses
Loss and loss expense incurred				$173	$184	$198	$216	$191		$407		$605		$789
Loss and loss expenses paid as a % of incurred				101.2%	99.5%	101.0%	86.6%	84.3%		85.5%		90.6%		92.6%
Statutory combined ratio
Loss ratio				56.2%	57.7%	62.5%	71.1%	61.9%		66.6%		65.2%		63.3%
Loss adjustment expense ratio				4.7	8.0	9.0	8.5	9.1		8.8		8.8		8.6
Net underwriting expense ratio				31.1	29.4	27.0	26.2	30.4		28.0		27.7		28.1
Statutory combined ratio				92.0%	95.1%	98.5%	105.8%	101.4%		103.4%		101.7%		100.0%
Contribution from catastrophe losses				3.0	1.8	5.6	12.6	4.9		8.8		7.7		6.2
Statutory combined ratio excl. catastrophe losses				89.0%	93.3%	92.9%	93.2%	96.5%		94.6%		94.0%		93.8%
GAAP combined ratio
GAAP combined ratio				90.1%	94.0%	100.9%	109.2%	101.4%		105.3%		103.8%		101.3%
Contribution from catastrophe losses				3.0	1.8	5.6	12.6	4.9		8.8		7.7		6.2
GAAP combined ratio excl. catastrophe losses				87.1%	92.2%	95.3%	96.6%	96.5%		96.5%		96.1%		95.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums				$34	$31	$33	$34	$30		$64		$97		$128
Agency new business written premiums				13	16	12	15	13		28		40		56
Other written premiums				(2)	(3)	(2)	(3)	(1)		(4)		(6)		(9)
Net written premiums – statutory*				$45	$44	$43	$46	$42		$88		$131		$175
Unearned premium change				(2)	—	(1)	(4)	(2)		(6)		(7)		(7)
Earned premiums				$43	$44	$42	$42	$40		$82		$124		$168
Year over year change %
Agency renewal written premiums				13%	11%	14%	17%	20%		19%		17%		15%
Agency new business written premiums				—	33	(8)	7	8		8		3		10
Other written premiums				(100)	(200)	33	—	50		20		25		—
Net written premiums – statutory*				7	13	10	15	20		17		15		14
Paid losses and loss expenses
Losses paid				$6	$6	$8	$8	$5		$13		$21		$27
Loss expenses paid				5	5	4	3	4		7		11		16
Loss and loss expenses paid				$11	$11	$12	$11	$9		$20		$32		$43
Incurred losses and loss expenses
Loss and loss expense incurred				$13	$8	$17	$21	$24		$45		$62		$70
Loss and loss expenses paid as a % of incurred				84.6%	137.5%	70.6%	52.4%	37.5%		44.4%		51.6%		61.4%
Statutory combined ratio
Loss ratio				15.1%	1.1%	26.9%	36.1%	44.9%		40.4%		35.8%		26.7%
Loss adjustment expense ratio				16.6	17.8	15.0	13.5	14.5		14.0		14.3		15.2
Net underwriting expense ratio				30.3	31.8	29.4	29.1	29.9		29.5		29.5		30.0
Statutory combined ratio				62.0%	50.7%	71.3%	78.7%	89.3%		83.9%		79.6%		71.9%
Contribution from catastrophe losses				0.2	0.1	0.4	0.5	0.9		0.7		0.6		0.4
Statutory combined ratio excl. catastrophe losses				61.8%	50.6%	70.9%	78.2%	88.4%		83.2%		79.0%		71.5%
GAAP combined ratio
GAAP combined ratio				61.1%	48.1%	69.9%	76.0%	88.3%		82.1%		77.9%		70.0%
Contribution from catastrophe losses				0.2	0.1	0.4	0.5	0.9		0.7		0.6		0.4
GAAP combined ratio excl. catastrophe losses				60.9%	48.0%	69.5%	75.5%	87.4%		81.4%		77.3%		69.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2016 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2016	2015	Change	% Change
Net premiums written	$69	$61	$8	13
Net investment income	40	38	2	5
Amortization of interest maintenance reserve	1	1	—	—
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with Separate Accounts	1	1	—	—
Total revenues	$112	$102	$10	10

Death benefits and matured endowments	$29	$25	$4	16
Annuity benefits	18	15	3	20
Surrender benefits and group conversions	5	4	1	25
Interest and adjustments on deposit-type contract funds	3	3	—	—
Increase in aggregate reserves for life and accident and health contracts	41	40	1	3
Total benefit expenses	$96	$87	$9	10

Commissions	$9	$9	$—	—
General insurance expenses and taxes	11	10	1	10
Increase in loading on deferred and uncollected premiums	—	1	(1)	100
Net transfers from Separate Accounts	(2)	—	(2)	nm
Total underwriting expenses	$18	$20	$(2)	(10)

Federal and foreign income tax benefit	(2)	(3)	1	33

Net loss from operations before realized capital gains	$—	$(2)	$2	100

Realized gains and losses net of capital gains tax, net	2	—	2	nm

Net income (loss) (statutory)	$2	$(2)	$4	nm
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2016 Supplemental Financial Data